Addendum to Supplemental Financial & Operating Information SECOND QUARTER ENDED JUNE 30, 2017

Q2 2017 ADDENDUM TO SUPPLEMENTAL FINANCIAL & OPERATING INFORMATION | As of June 30, 2017 2 Net Asset Value Components 3 Top 100 Tenants 4 Asset Type Diversification Portfolio Diversification 6 Industry Diversification 7 Asset Type Diversification - Retail 9 Asset Type Diversification - Industrial 10 Asset Type Diversification - Office 11 Appendix 12 Reporting Definitions 13 Forward-Looking Statements and Risk Factors 14 TABLE OF CONTENTS

NET ASSET VALUE COMPONENTS

$ in thousands

Owned Properties	Number of Properties		Real Estate Investment		Net Book Value		Annualized Cash Rents	Wtd. Avg. Lease Term (Years)
ShopKo	105	$	589,842	$	404,660	$	48,916	15.7
Master Trust 2014 (net of ShopKo, Vacant and Vacant Deed-in-Lieu)[1][2]	800		1,916,892		1,508,205		155,699	9.1
Master Trust 2013 (net of Vacant and Vacant Deed-in-Lieu)	222		428,211		369,164		34,795	10.6
Vacant and Vacant Deed-in-Lieu [4]	53		104,017		93,465		—	—
Remainder [5]	1,295		5,030,688		4,472,299		371,282	10.1
Total Owned Properties	**2,475**	**$**	**8,069,650**	**$**	**6,847,793**	**$**	**610,692**	**10.3**

Other Assets		Net Book Value
Cash and Equivalents	$	11,246
Restricted Cash		52,277
Accounts Receivable, Prepaid Assets and Other Tangible Assets, net		22,471
Total Other Assets	**$**	**85,994**

		Net Book Value
Accounts Payable, Accrued Expenses and Other Tangible Liabilities	**$**	**147,036**

Shares of Common Stock Outstanding	**457,902,592**

Debt		Principal Outstanding	Wtd. Avg. Stated Int. Rate	Wtd. Avg. Maturity (Years)
Revolving Credit Facility	$	320,000	2.41%	1.7
Term Loan		420,000	2.57%	1.3
Senior Unsecured Notes		300,000	4.45%	9.2
Master Trust 2014		1,347,502	5.10%	6.0
Master Trust 2013		315,076	4.70%	4.5
CMBS		476,364	5.75%	3.7
Convertible Notes		747,500	3.28%	2.8
Total Debt	**$**	**3,926,442**	**4.26%**	**4.4**

	Number of Properties		Principal Outstanding	Wtd. Avg. Stated Int. Rate	Wtd. Avg. Maturity (Years)
Loans Receivable	**74**	**$**	**60,289**	**9.55%**	**3.7**

Notes:	# of Properties		Real Estate Investment		Net Book Value	Sale Proceeds		Annualized Cash Rents
[1] Master Trust 2014 properties included in ShopKo	4	$	8,720	$	6,854		$	820
[2] Master Trust 2014 properties included in Vacant and Vacant Deed-in-Lieu	21	$	25,810	$	23,707		$	—
[3] Master Trust 2013 properties included in Vacant and Vacant Deed-in-Lieu	4	$	2,717	$	2,717			—
[4] CMBS properties included in Vacant and Vacant Deed-in-Lieu	6	$	24,987	$	20,195			—
[5] CMBS properties included in Remainder	120	$	746,788	$	649,513			57,421

Please see Appendix at the back of this addendum for Reporting Definitions.

Q2 2017 ADDENDUM TO SUPPLEMENTAL FINANCIAL & OPERATING INFORMATION | As of June 30, 2017 3

SPIRIT REALTY

TOP 100 TENANTS

Top 100 tenants generate 78% of Contractual Rent
We receive financial information for tenants representing 95% of Contractual Rent

	Concept (Tenant)	Number of Properties	Master Lease	Rent Escalators	Tenant Reporting	Percent of Contractual Rent
1	ShopKo	105	✓	✓	✓	7.9%
2	AMC Theatres/Carmike Cinemas	18		✓	✓	2.6%
3	Walgreens	44			✓	2.5%
4	Church's Chicken	187	✓	✓	✓	2.2%
5	Academy Sports	6		✓	Corp	1.9%
6	Circle K	82		✓	Public	1.9%
7	Albertsons	23		✓	✓	1.7%
8	Home Depot	7		✓	Public	1.7%
9	CVS	36		✓×	✓×	1.5%
10	CarMax	8		✓	Public	1.5%
11	Regal Cinemas	15	✓×	✓	✓×	1.5%
12	C-Store *(GPM Investments, LLC)*	105	✓	✓	✓	1.4%
13	FedEx	6		✓	Public	1.4%
14	Mister Car Wash	23	✓	✓	✓	1.2%
15	Ferguson Enterprises	8		✓	Public	1.1%
16	The Great Escape	14	✓	✓	✓	1.1%
17	Goodrich Quality Theaters	5	✓	✓	✓	1.1%
18	Rite Aid	24		✓×	✓×	1.0%
19	Dollar General	64		✓	Public	1.0%
20	PetSmart	6		✓	Corp	1.0%
21	Sportsman's Warehouse	10	✓	✓	✓	1.0%
22	LA Fitness	7		✓	Corp	1.0%
23	BJ's Wholesale Club	4		✓		1.0%
24	Tractor Supply	24		✓	Public	0.9%
25	Advance Auto Parts	56	✓×	✓	✓×	0.9%

	Concept (Tenant)	Number of Properties	Master Lease	Rent Escalators	Tenant Reporting	Percent of Contractual Rent
26	Applebee's	22	✓	✓	✓	0.9%
27	Crème de la Crème	9	✓	✓	✓	0.9%
28	Lowe's	7			✓	0.9%
29	Red Lobster Restaurants	28	✓	✓	✓	0.9%
30	Casual Male	1		✓	Public	0.9%
31	Buehler's Food Market	5	✓	✓	✓	0.9%
32	Smart & Final	5	✓	✓	Corp	0.8%
33	Main Event Entertainment	6	✓	✓	✓	0.8%
34	At Home	7	✓×	✓	Public	0.8%
35	Gander Mountain	6		✓	Corp	0.8%
36	Heartland Dental	59	✓	✓	✓	0.7%
37	Kirkorian Premiere Theatres	3	✓	✓	✓	0.7%
38	Pep Boys	12	✓	✓	✓	0.7%
39	Specialists in Urology *(21st Century Oncology Holdings, Inc.)*	9	✓	✓	✓	0.6%
40	Kohl's	6		✓×	Public	0.6%
41	Dave & Buster's	4		✓	Public	0.6%
42	Emagine Theatres	8	✓	✓	✓	0.6%
43	C-Store *(White Oak Station, LLC)*	27	✓	✓	✓	0.6%
44	Perkins Family Restaurant	26	✓	✓	✓	0.6%
45	Express Oil Change	23	✓	✓	✓	0.6%
46	Georgia Theatre	4	✓	✓	✓	0.6%
47	Smokey Bones Bar & Fire Grill	13	✓	✓	✓	0.5%
48	C-Store *(Supermesa Fuel & Merc, LLC)*	6	✓	✓	✓	0.5%
49	Courthouse Athletic Club	5	✓	✓	✓	0.5%
50	Camping World	7		✓	✓	0.5%
	Top 50 Tenants	**1,195**				**59.5%**

✓ Indicates all or a majority of the Tenant's Contractual Rent is subject to the respective characteristic (i.e., master lease, rent escalators or tenant reporting).
✓× Indicates less than a majority of the Tenant's Contractual Rent is subject to the respective characteristic (i.e., master lease, rent escalators or tenant reporting).
Public - Publicly listed companies with publicly available financials. ***Corp*** - Includes corporate level financials provided directly to Spirit

Please see Appendix at the back of this addendum for Reporting Definitions.

Q2 2017 ADDENDUM TO SUPPLEMENTAL FINANCIAL & OPERATING INFORMATION | As of June 30, 2017 4

TOP 100 TENANTS (continued)

Top 100 tenants generate 78% of Contractual Rent
We receive financial information for tenants representing 95% of Contractual Rent

	Concept (Tenant)	Number of Properties	Master Lease	Rent Escalators	Tenant Reporting	Percent of Contractual Rent
51	C-Store *(Irving Oil Marketing, Inc.)*	37		✓	✓	0.5%
52	Flying J Travel Plaza	3	✓	✓	✓	0.5%
53	Aaron's, Inc.	26	✓	✓	✓	0.5%
54	South Carolina Oncology Associates	1		✓	✓	0.5%
55	Pine Creek Medical Center	2	✓×	✓	✓	0.5%
56	Norms	10	✓	✓	✓	0.5%
57	Station Casinos	1		✓	Public	0.5%
58	Mealey's Furniture	4	✓	✓	✓	0.5%
59	Taco Bueno	38	✓	✓	✓	0.5%
60	HOM Furniture	3		✓	✓	0.5%
61	Defined Fitness	5	✓	✓	✓	0.5%
62	Office Depot	11		✓×	Public	0.5%
63	America's Auto Auction	6	✓	✓	✓	0.4%
64	Zips Car Wash	13	✓	✓	✓	0.4%
65	J. Jill	1		✓	Public	0.4%
66	B&B Theatres	4	✓	✓	✓	0.4%
67	Mills Fleet Farm	1		✓	✓	0.4%
68	Best Buy	4		✓	Public	0.4%
69	Hardee's	24	✓	✓	✓	0.4%
70	Wal-Mart	4			Public	0.4%
71	C-Store *(Town Star Holdings, LLC)*	12	✓	✓	✓	0.4%
72	Children's Network	20		✓	✓	0.4%
73	C-Store *(US Investment Group, Inc.)*	13	✓	✓	✓	0.4%
74	Arby's	25		✓	✓	0.4%
75	Big Al's	2	✓	✓	✓	0.4%

	Concept (Tenant)	Number of Properties	Master Lease	Rent Escalators	Tenant Reporting	Percent of Contractual Rent
76	Sunny Delight	1		✓	Corp	0.4%
77	Big Sandy Furniture	7	✓	✓	✓	0.4%
78	Martin's	16	✓	✓	✓	0.3%
79	American Lubefast	29	✓	✓	✓	0.3%
80	Curacao	1		✓	Corp	0.3%
81	Children's Learning Adventure	3	✓	✓	✓	0.3%
82	24 Hour Fitness	2		✓	Corp	0.3%
83	Universal Tax Systems	1				0.3%
84	Church's Chicken	35	✓	✓	✓	0.3%
85	HD Supply	27		✓	Public	0.3%
86	Old Time Pottery	3		✓	✓	0.3%
87	Malibu Boats	2	✓	✓	✓	0.3%
88	Southern Theatres	2		✓	✓	0.3%
89	Raymour & Flanigan Furniture	2		✓	P	0.3%
90	Gold's Gym	3		✓		0.3%
91	Crunch Fitness	4		✓	✓	0.3%
92	KFC	17		✓	✓	0.3%
93	Food City	3		✓	✓	0.3%
94	Pike Nursery	5	✓	✓	✓	0.3%
95	Golden Corral	7	✓	✓	✓	0.3%
96	Staples	6		✓×	Public	0.3%
97	Joe's Crab Shack	6		✓	✓	0.3%
98	CircusTrix	7	✓	✓	✓	0.3%
99	C-Store *(Mountain Express Oil Company Southeast, LLC)*	13	✓	✓	✓	0.3%
100	Brookshire Brothers	12			✓	0.3%
	Top 100 Tenants	**1,679**				**78.4%**

✓ Indicates all or a majority of the Tenant's Contractual Rent is subject to the respective characteristic (i.e., master lease, rent escalators or tenant reporting).
✓× Indicates less than a majority of the Tenant's Contractual Rent is subject to the respective characteristic (i.e., master lease, rent escalators or tenant reporting).
Public - Publicly listed companies with publicly available financials. ***Corp*** - Includes corporate level financials provided directly to Spirit

Please see Appendix at the back of this addendum for Reporting Definitions.

Q2 2017 ADDENDUM TO SUPPLEMENTAL FINANCIAL & OPERATING INFORMATION | As of June 30, 2017 5

PORTFOLIO DIVERSIFICATION

SPIRIT REALTY

Predominately Service Industry Focus

$8.1 Billion Real Estate Investment | **3.0x Unit Level Rent Coverage (2.4x Median)** | **82% NNN Leases** | **89% Contractual Rent Escalators**

Focus on Service Industries

	Percent of Contractual Rent
Restaurants - Casual Dining	8.7%
Restaurants - Quick Service	8.0%
Movie Theatres	7.7%
Convenience Stores	6.9%
Drug Stores / Pharmacies	5.1%
Medical / Other Office	4.8%
Health and Fitness	4.1%
Entertainment	2.8%
Automotive service	2.6%
Education	2.5%
Automotive dealers	2.3%
Car washes	1.8%
Other Service Industries	1.8%
Service	**59.1%**
General Merchandise	9.6%
Grocery	5.3%
Sporting Goods	4.1%
Specialty Retail	3.1%
Home Improvement	2.7%
Home Furnishings	2.4%
Apparel	2.2%
Dollar Stores	1.2%
Automotive parts	1.2%
Other Traditional Retail Industries	2.3%
Traditional Retail	**34.1%**
Industrial	**5.9%**
Other	**0.9%**

One of Most Diversified Amongst Peers


ShopKo 7.9%
AMC Theatres/Carmike Cinemas 2.6%
Walgreens 2.5%
Church's Chicken 2.2%
Academy Sports 1.9%
Circle K 1.9%
Albertsons 1.7%
Home Depot 1.7%
CVS 1.5%
CarMax 1.5%

Organic Growth: Contractual Rent Increases


Flat: 11.0%
CPI-Related: 36.0%
Contractual Fixed Increases: 53.0%

Please see Appendix at the back of this addendum for Reporting Definitions.

Q2 2017 ADDENDUM TO SUPPLEMENTAL FINANCIAL & OPERATING INFORMATION | As of June 30, 2017 6

Q2 2017 ADDENDUM TO SUPPLEMENTAL FINANCIAL & OPERATING INFORMATION | As of June 30, 2017 Service: Medical / Other Office Heartland Dental 0.7% Specialists in Urology (21st Century Oncology Holdings, Inc.) 0.6% South Carolina Oncology Associates 0.5% Pine Creek Medical Center 0.5% Neighbor's Emergency Center 0.2% Excellence ER 0.2% Emerus Urgent Care 0.2% Lerner and Rowe 0.2% Fox Rehabilitation 0.2% INDUSTRY DIVERSIFICATION - SERVICE Service tenants account for 59% of our total Contractual Rent 7 Please see Appendix at the back of this addendum for Reporting Definitions. Service: Restaurants - Casual Dining Applebee's 0.9% Red Lobster Restaurants 0.9% Smokey Bones Bar & Fire Grill 0.5% Perkins Family Restaurant 0.5% Norms 0.5% Golden Corral 0.3% Joe's Crab Shack 0.3% Sonny's BBQ 0.2% Pizza Hut 0.2% Buffalo Wild Wings/Bagger Dave's 0.2% Service: Movie Theaters AMC Theatres/Carmike Cinemas 2.6% Regal Cinemas 1.5% Goodrich Quality Theaters 1.1% Kirkorian Premiere Theatres 0.7% Emagine Theatres 0.6% Georgia Theatre 0.5% B&B Theatres 0.4% Southern Theatres 0.3% Marcus Theaters 0.2% Service: Restaurants - Quick Service Church's Chicken 2.2% Taco Bueno 0.5% Hardee's 0.4% Arby's 0.4% Martin's 0.3% Church's Chicken 0.3% KFC 0.3% Hardee's 0.3% Burger King 0.2% Sonic Drive-In 0.2% Service: Drug Stores / Pharmacies Walgreens 2.5% CVS 1.5% Rite Aid 1.0% Service: Convenience Stores Circle K 1.9% C-Store (GPM Investments, LLC) 1.4% C-Store (White Oak Station, LLC) 0.6% C-Store (Supermesa Fuel & Merc, LLC) 0.5% C-Store (Irving Oil Marketing, Inc.) 0.5% Flying J Travel Plaza 0.5% C-Store (Town Star Holdings, LLC) 0.4% C-Store (US Investment Group, Inc.) 0.4% C-Store (Mountain Express Oil Company Southeast, LLC) 0.3% C-Store (Jordan Oil Company of the Carolinas, Inc) 0.2% Service: Entertainment Main Event Entertainment 0.8% Dave & Buster's 0.6% Station Casinos 0.5% Big Al's 0.4% CircusTrix 0.3% Note: Only tenants with contractual rent greater than 0.2% or top ten tenants per industry shown.

Q2 2017 ADDENDUM TO SUPPLEMENTAL FINANCIAL & OPERATING INFORMATION | As of June 30, 2017 Traditional Retail: Sporting Goods Academy Sports 1.9% Sportsman's Warehouse 1.0% Gander Mountain 0.7% Mills Fleet Farm 0.4% 8 Please see Appendix at the back of this addendum for Reporting Definitions. Traditional Retail: General Merchandise ShopKo 7.9% Aaron's, Inc. 0.5% Wal-Mart 0.4% Curacao 0.3% Old Time Pottery 0.3% Traditional Retail: Grocery Albertsons 1.7% Buehler's Food Market 0.8% Smart & Final 0.8% Food City 0.3% Brookshire Brothers 0.3% Missoula Fresh Market 0.2% Marsh Supermarket 0.2% Gelson's Markets 0.2% Winco Grocery 0.2% Traditional Retail: Home Improvement Home Depot 1.7% Lowe's 0.9% Other Service CarMax 1.5% Mister Car Wash 1.2% PetSmart 1.0% Crème de la Crème 0.9% Pep Boys 0.6% Express Oil Change 0.5% America's Auto Auction 0.4% Zips Car Wash 0.4% Children's Network 0.4% American Lubefast 0.3% Service: Health and Fitness LA Fitness 0.9% Courthouse Athletic Club 0.5% Defined Fitness 0.4% 24 Hour Fitness 0.3% Gold's Gym 0.3% Crunch Fitness 0.3% Gold's Gym 0.3% In-Shape 0.2% Traditional Retail: Specialty Retail The Great Escape 1.1% At Home 0.7% Camping World 0.5% Pike Nursery 0.3% Jo-Ann's 0.2% Hobby Lobby 0.2% Other Traditional Retail Dollar General 1.0% BJ's Wholesale Club 1.0% Advance Auto Parts 0.9% Casual Male 0.9% Kohl's 0.6% Mealey's Furniture 0.5% HOM Furniture 0.5% Office Depot 0.5% J. Jill 0.4% Best Buy 0.4% Note: Only tenants with contractual rent greater than 0.2% or top ten tenants per industry shown. INDUSTRY DIVERSIFICATION - SERVICE & TRADITIONAL RETAIL Service tenants account for 59% of our total Contractual Rent Traditional Retail tenants account for 34% of our total Contractual Rent

Q2 2017 ADDENDUM TO SUPPLEMENTAL FINANCIAL & OPERATING INFORMATION | As of June 30, 2017 Restaurants - Casual Dining Restaurants - Quick Service Movie Theatres Convenience Stores Drug Stores / Pharmacies Health and Fitness Automotive service Education Entertainment Automotive dealers Car washes Medical / Other Office Pet Supplies & Service General Merchandise Grocery Specialty Retail Home Improvement Sporting Goods Home Furnishings Dollar Stores Wholesale Clubs Automotive parts Apparel Office Supplies Consumer Electronics Industrial and Other Industrial and Other Traditional Retail 9 Please see Appendix at the back of this addendum for Reporting Definitions. 2,288 38.5 97.9% $6.9 billion 85.3% 84.5% Properties Square Feet (in millions) Occupied Real Estate Investment of Contractual Rent NNN Leases Predominately Service Industries Organic Growth and Retail Profile ShopKo AMC Theatres/Carmike Cinemas Walgreens Church's Chicken Circle K Albertsons Home Depot CVS Regal Cinemas C-Store (GPM Investments, LLC) 7.9% 2.6% 2.5% 2.2% 1.9% 1.7% 1.7% 1.5% 1.5% 1.4% Diversification > Concentration Traditional Retail: 36.3% Service: 61.8% Industrial and Other: 1.9% Service % of Contractual Rent ASSET TYPE DIVERSIFICATION - RETAIL 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% Contractual Fixed Increases: 50.4% Flat: 14.4% CPI-Related: 35.2%

Q2 2017 ADDENDUM TO SUPPLEMENTAL FINANCIAL & OPERATING INFORMATION | As of June 30, 2017 Distribution Manufacturing Building Materials Sporting Goods Apparel Office Supplies General Merchandise Service and Other 10 Please see Appendix at the back of this addendum for Reporting Definitions. 72 10.2 million 95.8% $678.5 million 8.8% 68% Properties Square Feet (in millions) Occupied Real Estate Investment of Contractual Rent NNN Leases Industry Diversification 0.0% 1.0% 2.0% CPI-Related: 24.8% Contractual Fixed Increases: 71.9% Flat: 3.3% Contractual Rent Increases Top 10 Tenant Diversification Note: Academy Sports includes 1.5mm sqf distribution center in Katy, Texas. ASSET TYPE DIVERSIFICATION - INDUSTRIAL Industrial Traditional Retail % of Contractual Rent Service and Other Academy Sports FedEx Casual Male PetSmart Ferguson Enterprises J. Jill Sunny Delight HD Supply Malibu Boats Davis-Standard 1.6% 1.4% 0.9% 0.6% 0.6% 0.4% 0.4% 0.3% 0.3% 0.2%

Q2 2017 ADDENDUM TO SUPPLEMENTAL FINANCIAL & OPERATING INFORMATION | As of June 30, 2017 CPI-Related: 48.8% Contractual Fixed Increases: 41.4% Flat: 9.8% 11 Please see Appendix at the back of this addendum for Reporting Definitions. 115 2.0 million 99.1% $454.9 million 5.9% 73% Properties Square Feet (in millions) Occupied Real Estate Investment of Contractual Rent NNN Leases Industry Diversification Top 10 Tenant Diversification Lease Escalation Medical / Other Office Financial Services Entertainment Automotive dealers Traditional Retail and Other 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% ASSET TYPE DIVERSIFICATION - OFFICE Traditional Retail and Other % of Contractual Rent Service Heartland Dental Specialists in Urology South Carolina Oncology Pine Creek Medical Center Station Casinos Universal Tax Systems Faurecia Interior Systems PwC Emerus Urgent Care Lerner and Rowe 0.7% 0.6% 0.5% 0.5% 0.5% 0.3% 0.2% 0.2% 0.2% 0.2%

APPENDIX

Q2 2017 ADDENDUM TO SUPPLEMENTAL FINANCIAL & OPERATING INFORMATION | As of June 30, 2017 REPORTING DEFINITIONS AND EXPLANATIONS Annualized Cash Rents represents the annualized monthly Contractual Rent, less any rent reserved for, multiplied by twelve. CMBS are those notes secured by commercial real estate and rents therefrom under which certain indirect wholly-owned special purpose entity subsidiaries of the Company are the borrowers. These liabilities are discussed in greater detail in our financial statements and the notes thereto included in our periodic reports filed with the SEC. Contractual Rent represents monthly contractual cash rent and earned income from direct financing leases, excluding percentage rents, from our Owned Properties recognized during the final month of the reporting period, adjusted to exclude amounts received from properties sold during that period and adjusted to include a full month of contractual rent for properties acquired during that period. We use Contractual Rent when calculating certain metrics that are useful to evaluate portfolio credit, asset type, industry and geographic diversity and to manage risk. Convertible Notes are the $402.5 million convertible notes of the Company due in 2019 and the $345.0 million convertible notes of the Company due in 2021, together. These liabilities are discussed in greater detail in our financial statements and the notes thereto included in our periodic reports filed with the SEC. GAAP are the Generally Accepted Accounting Principles in the United States. Gross Investment represents the gross acquisition cost including the contracted purchase price and related capitalized transaction costs. Master Trust 2013 and Master Trust 2014 (collectively Master Trust Notes) are net-lease mortgage notes issued under the Spirit Master Funding Program and the securitization trusts established thereunder. Indirect special purpose entity subsidiaries of the Company are the borrowers. These liabilities are discussed in greater detail in our financial statements and the notes thereto included in our periodic reports filed with the SEC. Net Asset Value (NAV) We believe disclosing information frequently used in the calculation of NAV is useful to investors and because it enables and facilitates calculation of a metric frequently used by our management as one method to estimate the fair value of our business. The assessment of the fair value of our business is subjective in that it involves estimates and assumptions and can be calculated using various methods. Therefore, we have presented certain information regarding our financial and operating results, as well as our assets and liabilities that we believe are important in calculating our NAV, but have not presented any specific methodology nor provided any guidance on the assumptions or estimates that should be used in the calculation of NAV. The components of NAV do not consider the potential changes in the value of assets, the collectability of rents or other receivable obligations, or the value associated with our operating platform. Net Book Value represents the Real Estate Investment value net of accumulated depreciation. Occupancy is calculated by dividing the number of economically yielding Owned Properties in the portfolio as of the measurement date by the number of total Owned Properties on said date. Owned Properties refers to properties owned fee- simple or ground leased by Company subsidiaries as lessee. Real Estate Investment represents the Gross Investment plus improvements less impairment charges. Revolving Credit Facility refers to the $800 million unsecured credit facility which matures on March 31, 2019. The Revolving Credit Facility includes sublimits for swingline loans and letter of credit issuances. Swingline loans and letters of credit reduce availability under the Revolving Credit Facility.  The ability to borrow under the Revolving Credit Facility is subject to the ongoing compliance with customary financial covenants.

Q2 2017 ADDENDUM TO SUPPLEMENTAL FINANCIAL & OPERATING INFORMATION | As of June 30, 2017 REPORTING DEFINITIONS AND EXPLANATIONS Senior Unsecured Notes refers to the $300 million aggregate principal amount of 4.450% senior unsecured notes due 2026. Tenant represents the legal entity ultimately responsible for obligations under the lease agreement or an affiliated entity. Other tenants may operate the same or similar business concept or brand. Tenant Reporting consists of one or more of sales, income statement or similar data generated by the leased property. We either receive property level financials with varied frequency or we receive corporate level financials. Includes publicly listed companies with publicly available financial statements. Term Loan refers to a $420.0 million unsecured term facility which includes an accordion feature which allows the facility to be increased to up to $600.0 million, subject to obtaining additional lender commitments. Borrowings may be repaid without premium or penalty, and may be re-borrowed within 30 days up to the then available loan commitment. Unit Level Rent Coverage is used as an indicator of individual asset profitability, as well as signaling the property’s importance to our tenants’ financial viability. We calculate this ratio by dividing our reporting tenants’ trailing 12-month EBITDAR (earnings before interest, tax, depreciation, amortization and rent) by annual contractual rent. Weighted Average Stated Interest Rate is calculated by dividing the sum product of (a) coupon interest rate of each note and (b) the principal balance outstanding of each note by (c) the sum of the total principal balances outstanding for all notes in the sample.

Q2 2017 ADDENDUM TO SUPPLEMENTAL FINANCIAL & OPERATING INFORMATION | As of June 30, 2017 15 FORWARD-LOOKING STATEMENTS AND RISK FACTORS The information in this supplemental report should be read in conjunction with the accompanying earnings press release, as well as the Company's Quarterly Report on Form 10-Q, Annual Report on Form 10-K and other information filed with the Securities and Exchange Commission. This supplemental report is not incorporated into such filings. This document is not an offer to sell or a solicitation to buy securities of Spirit Realty Capital, Inc. Any offer or solicitation shall be made only by means of a prospectus approved for that purpose. Forward-Looking and Cautionary Statements This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These forward-looking statements can be identified by the use of words such as “expects,” “plans,” “estimates,” “projects,” “intends,” “believes,” “guidance,” and other similar expressions that do not relate to historical matters. These forward-looking statements are subject to known and unknown risks and uncertainties that can cause actual results to differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, Spirit’s continued ability to source new investments, risks associated with using debt and equity financing to fund Spirit’s business activities (including refinancing and interest rate risks, changes in interest rates and/or credit spreads, changes in the price of our common stock, and conditions of the equity and debt capital markets, generally), unknown liabilities acquired in connection with acquired properties or interests in real-estate related entities, general risks affecting the real estate industry and local real estate markets (including, without limitation, the market value of our properties, the inability to enter into or renew leases at favorable rates, portfolio occupancy varying from our expectations, dependence on tenants’ financial condition and operating performance, and competition from other developers, owners and operators of real estate), potential fluctuations in the consumer price index, risks associated with our failure to maintain our status as a REIT under the Internal Revenue Code of 1986, as amended, and other additional risks discussed in Spirit’s most recent filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K. Spirit expressly disclaims any responsibility to update or revise forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.